Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BV

EIGHTIETH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Eightieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document No. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the "Effective Date").

1.   Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes Exhibit C-6(a), the Second Amendment to the Agreement (CSG document number 2300066), the Thirty-first Amendment to the Agreement (2312890), and the Fiftieth Amendment to the Agreement (CSG document no. 2507359), Customer desires to obtain and CSG agrees to provide the right to purchase Additional Capacity of *** ******** (******) Commercial Accounts of the ACP Commercial Upgrade Service.

2.   Therefore, pursuant to Schedule F of the Agreement and for the fees provided therein, CSG shall provide the Additional Capacity of *** ******** (******) Commercial Accounts so that the total of ACP Commercial Accounts is increased from *********** ******** (******) to ********** ******** (******) and Customer shall be invoiced accordingly.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Joseph T. Ruble
Name: Mike Ciszek	Name: Joseph T. Ruble
Title: VP, Billing & Collections	Title: EVP, CAO & General Counsel
Date: 1/8/16	Date: 13 Jan 2016